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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): March 18, 1998
                                                                  --

                          NEWCOURT RECEIVABLES ASSET
                                 TRUST 1997-1
                    (Issuer with respect to the Securities)

                         NEWCOURT RECEIVABLES CORPORATION II
                              (Depositor of the Trust)
               (Exact name of registrant as specified in its charter)

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          Delaware                    333-36059                35-2010710
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)
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        2700 Bank One Tower
        111 Monument Circle
        Indianapolis, Indiana                             46204
        (Address of principal executive offices)       (Zip Code)

                                    (317) 229-3406
                 (Registrant's telephone number, including area code)

                                     Not Applicable
            (Former name or former address, if changed since last report.)


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Item 5.   Other Events

       The registrant is filing final forms of the exhibit listed in Item 7(c).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Financial Statements:  None

  (b)  Pro Forma Financial Information:  None

  (c)  Exhibits:

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       Exhibit No.                    Document
       -----------                    --------
          20                    Monthly Servicer Certificate
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWCOURT RECEIVABLES CORPORATION II

                                        By:   /s/ Daniel A. Jauernig
                                           --------------------------------
                                                  Daniel A. Jauernig
                                                  Vice President and
                                                Chief Financial Officer

March 18, 1998


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                                   EXHIBIT INDEX

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            Exhibit No.                     Document
            -----------                     --------
                20                     Monthly Servicer Certificate
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